Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Rice Acquisition Corp. (the “Company”) on Form 10-Q for the three months ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Kyle Derham, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 26, 2021

/s/ J. Kyle Derham
J. Kyle Derham
Chief Financial Officer
(Principal Financial Officer)